UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AIRSHIP AI HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AIRSHIP AI HOLDINGS, INC.

8210 154th Ave NE

Redmond, WA 98052

November 12, 2024

Dear Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Airship AI Holdings, Inc. (the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Friday, December 13, 2024, at 1:30 p.m., Pacific time. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet, providing a consistent experience to all stockholders regardless of location. You will be able to attend the meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting https://web.lumiconnect.com/209220134. There will not be a physical meeting and you will not be able to attend the Annual Meeting in person. The Company believes that a virtual stockholder meeting provides greater access to those who may want to attend and therefore has chosen this over an in-person meeting. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Proxy Statement.

Stockholders of record as of the close of business on November 4, 2024 are entitled to notice of, and are cordially invited to, attend this virtual Annual Meeting, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy by telephone, via the Internet at the address listed on the Internet Notice or proxy card or, if you received paper copies of these materials, by signing, dating and returning the proxy card, which requires no postage if mailed in the United States. We encourage stockholders to submit their proxy via the Internet or telephone.

This notice, the attached Proxy Statement, and the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023 will be first transmitted to stockholders on or about November 13, 2024.

By order of the Board of Directors,

/s/ Victor Huang
Victor Huang
Chairman and Chief Executive Officer

Redmond, Washington

November 12, 2024

AIRSHIP AI HOLDINGS, INC.

8210 154th Ave NE

Redmond, WA 98052

Notice of the 2024 Annual Meeting of Stockholders

Date:	Friday, December 13, 2024
Time:	1:30 p.m. Pacific time
Location:	https://web.lumiconnect.com/209220134

Proposals:

1. To elect five nominees to serve on the Board of Directors of the Company (the “Board”) until the 2025 Annual Meeting of Stockholders;

2. To ratify the appointment of BPM LLP of Santa Rosa, CA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3. To transact such other business that may properly come before the Annual Meeting and at any adjournments or postponements thereof.

Who Can Vote:	Stockholders of record at the close of business on November 4, 2024.

How You Can Vote:

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

The attached Proxy Statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at http://www.astproxyportal.com/ast/27982. The Annual Report includes our audited consolidated financial statements for the fiscal year ended December 31, 2023.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors,

/s/ Victor Huang
Victor Huang
Chairman and Chief Executive Officer

Redmond, Washington

November 12, 2024

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

PROXY STATEMENT	3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

DIRECTORS AND EXECUTIVE OFFICERS	8

CORPORATE GOVERNANCE	10

EXECUTIVE COMPENSATION	14

DIRECTOR COMPENSATION	20

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

PROPOSAL 1 – ELECTION OF DIRECTORS	26

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

OTHER INFORMATION

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PROXY STATEMENT

FOR THE

2024 Annual Meeting of Stockholders

OF

AIRSHIP AI HOLDINGS, INC.

Our Board of Directors (the “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board’s solicitation of proxies for our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournments or postponements thereof. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice, Proxy Statement and related materials to our stockholders as of the Record Date (as defined below) is scheduled to begin on or about November 13, 2024.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON December 13, 2024: This Proxy Statement, the accompanying proxy card or voting instruction card and our 2023 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/27982 and on our website at www. https://ir.airship.ai/.

In this Proxy Statement, the terms the “Company,” “Airship AI,” “we,” “us,” and “our” refer to Airship AI Holdings, Inc. and its subsidiaries, including Airship AI, Inc., a Washington corporation (“Airship”). The mailing address of our principal executive offices is 8210 154th Ave NE, Redmond, WA 98052, and our telephone number is (877) 462-4250.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving Victor Huang, the Company’s Chief Executive Officer, and Mark E. Scott, the Company’s Chief Financial Officer, or either of them, the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a Airship AI’s stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on December 13, 2024 at 1:30 p.m. Pacific time, via live webcast through the following link: https://web.lumiconnect.com/209220134. You will need the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting https://web.lumiconnect.com/209220134 and using your 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:30 p.m., Pacific time. Online check-in will begin at 1:15 p.m. Pacific time, and you should allow ample time for check-in procedures.

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Reasons for Virtual Annual Meeting

We believe that hosting a virtual meeting this year is in the best interests of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting”.

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Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company as of the close of business on our record date of November 4, 2024 (the “Record Date”).

How many shares of Common Stock may vote at the Annual Meeting?

As of the close of business on November 4, 2024, the Record Date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 26,954,871 shares of our common stock, par value $0.0001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Equiniti Trust Company, LLC, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card or by voting by phone or Internet by following the instructions on your proxy card as set forth below. Please refer to the specific instructions set forth in the proxy card made available with this Proxy Statement. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Electronically at the Meeting

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: https://web.lumiconnect.com/209220134. To participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet at www.voteproxy.com or telephone by call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries and following the instructions. Have your proxy card available when you call.

By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.voteproxy.com) or telephone as detailed above and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on December 12, 2024. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

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Revocability of Proxy

You may revoke your proxy by (1) following the instructions in the Notice and entering a new vote by mail, over the Internet or via telephone before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our Corporate Secretary at Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them for instructions regarding how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all five nominees to serve on the Board until the 2025 Annual Meeting of Stockholders.

Proposal 2 —	FOR ratifying the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Quorum

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of the shares of capital stock issued and outstanding and entitled to vote on the record date will constitute a quorum permitting the meeting to conduct its business.

Votes of stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

What is a Broker Non-Vote?

If your shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Proposal No. 1 is considered to be “non-routine” such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal No. 2 is considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal No. 2.

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How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes

Proposal No. 1: To elect five directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to prior death, resignation or removal.

	A plurality of the voting power present or represented by proxy is required to elect the nominees as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2) / None

Proposal No. 2: To ratify the appointment of our independent registered public accounting firm.	The affirmative vote of the holders of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	Yes(3) / N/A (as a routine matter there are no broker non-votes)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director.
(2)

As this proposal is considered a non-routine matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this proposal.

(3)

As this proposal is considered a routine matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, as such we do not expect to receive any “broker-non-votes”; however, if any “broker non-votes” are received they would have the same effect as votes against the proposal.

(4)	An “ABSTAIN” vote will have the effect of a vote “AGAINST” this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then your vote would be a broker non-vote and governed under the provisions described above under “What is a Broker Non-Vote?”.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

•	By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

•	By attending the Annual Meeting and voting your shares in person.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries, for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (877) 462-4250.

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DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth, as of November 4, 2024, the name, age, position and certain information of each executive officer and director and the tenure in office of each director of the Company.

Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Set forth below is information regarding our directors and executive officers.

Victor Huang joined Airship as its first employee in October 2004. Mr. Huang has served as our Chief Executive Officer and Chairman of the Board since December 2023. He has served as Airship’s Chief Executive Officer since April 2007 and a member of its Board of Directors since March 2005 and as its Chairman of the Board beginning in January 2012. From June 1996 to September 2004, Mr. Huang was an independent trader and investor. From January 1992 to June 1996, Mr. Huang worked at Smith Barney as a financial consultant. Mr. Huang attended University of Washington where he studied business administration. Mr. Huang is our founder and was appointed a director due to the perspective and experience he brings as an investor, Chairman, Chief Executive Officer and one of our largest stockholders.

Derek Xu is a co-founder of Airship. Mr. Xu has served as our Chief Operating Officer, Secretary and Treasurer and a member of the Board since December 2023. He has served as Airship’s Chief Operating Officer, Secretary and Treasurer since March 2022 and as a member of its Board of Directors since the incorporation of Airship in 2003. Mr. Xu also previously served as Airship’s Chief Technology Officer from April 2007. Prior to 2003, Mr. Xu co-founded and sold his Web service company that provided eCommerce solutions for small businesses. Before that, Mr. Xu worked in leadership positions at various tech companies where he helped develop and launch several Web based products for financial institutions. Mr. Xu holds a Ph.D. degree in Geophysics from University of Washington. Mr. Xu is our founder and was appointed a director due to the perspective and experience he brings as an investor, director, Chief Operating Officer and one of our largest stockholders.

Paul Allen has served as our President since December 2023. He has served as Airship’s President since 2019. Mr. Allen joined Airship as the Director of Business Development in 2015 and was promoted to Vice President of Sales in 2017 before being promoted to President in 2019. Prior to joining Airship, Mr. Allen was partner at a boutique firm in Northern Virginia, providing technical goods and services to the U.S. Government and Department of Defense, which he left following a successful private acquisition. Mr. Allen previously spent 14 years with IBM, leaving as a Business Unit Executive in their partner channel organization to pursue a career in direct support of the U.S. Government and Department of Defense. Mr. Allen retired from the U.S. Army 1st Special Forces Command in 2021 with over 28 years of service, the majority of which he spent in the U.S. Army Special Forces as a Green Beret, retiring as the 3rd Battalion 20th Special Forces Group (National Guard) Senior Warrant Officer at the rank of Chief Warrant Officer 3 (CW3). Mr. Allen holds a bachelor’s degree in Strategic Studies & Defense Analysis from Norwich University.

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Yanda Ma has served as our Chief Technology Officer since December 2023. He has served as Airship’s Chief Technology Officer since March 2022. Previously, Mr. Ma was Airship’s Vice President Engineering, a position he held from 2005. His primary role is aligning the direction of engineering and product development to the strategic goals of Airship AI. To that end, over the years Mr. Ma has developed multiple evolutions of Airship AI’s product offerings from introducing Airship Enterprise Management, re-focusing with a government specific surveillance solution, delivering innovative edge solutions such as Nexus Outpost and creating value-add through end-to-end solution sets. Mr. Ma holds a bachelor’s degree in EECS from U.C. Berkeley. He has over twenty years of technology leadership experience in the streaming video and security industries and has been awarded multiple patents for key technologies he has helped develop over the course of his career.

Mark E. Scott has served as our Chief Financial Officer since March 2024. Prior to that, he served as Interim Chief Financial Officer of Airship from November 2021 and as a consultant from February 2021 to November 2021. From 2017 to 2024, Mr. Scott served as a consultant and Chief Financial Officer for Valterra Partners LLC, a private equity firm. From January 2021 to November 2021, Mr. Scott served as a consultant and Chief Financial Officer of Valuto, Inc., a bitcoin kiosk company. From August 2014 to December 2020, Mr. Scott served as a consultant and Chief Financial Officer of GrowLife, Inc., an equipment supplier to the cultivation industry. Mr. Scott also served as a member of the Board of Directors and Secretary of GrowLife, Inc. from February 2017 to December 2020. Mr. Scott has operated a wholly owned consulting firm where he advises companies on financial matters. Mr. Scott has significant financial, SEC and merger and acquisition experience in public and private microcap companies. Mr. Scott is a certified public accountant and received a Bachelor of Arts in Accounting from the University of Washington.

Peeyush Ranjan has served as a member of the Board since December 2023. From 2017 to present and from 2006-2015, Mr. Ranjan has served as VP, Director or Manager of Engineering at Google, a technology services firm. From 2015 to 2016, he was CTO of Flipkart, an e-commerce services company based in India, and a VP of Engineering at Airbnb. Previously, he was part of engineering teams at Consera Technologies, Hewlett Packard, Infospace, Inc. and Microsoft. He holds a B.Tech. degree in Computer Science from IIT Kharagpur, an M.S. in Computer Science from Purdue University and an M.B.A. in Technology Management from University of Washington. Mr. Ranjan was appointed a director based on his extensive technology experience.

Louis Lebedin has served as a member of the Board since March 2021. Mr. Lebedin has over 25 years of banking experience with a proven track record of building and leading a world class business. From 2017 to 2019, Mr. Lebedin served as an advisor to Unio Capital LLC, an asset management firm, responsible for product development. From 2006 to 2012, Mr. Lebedin was global head of JP Morgan’s prime brokerage business, a leading provider of clearing and financing services for equity and fixed income hedge funds. He was responsible for defining and executing the strategy for the business, to expand its market share while continuing to meet the evolving needs of its hedge fund clients. From 2008 to 2012, Mr. Lebedin served on JP Morgan Clearing Corp.’s Operations Committee and the Equities Division’s Executive Committee. From 2001 to 2005, Mr. Lebedin was the chief operating officer and chief financial officer of Bear Stearns’s Global Clearing Services division. Mr. Lebedin joined the Clearance Division in 1988 assuming the role of controller before being promoted to chief financial officer in 1996. From 1980 to 1987, he worked at Coopers & Lybrand, rising to the level of audit manager specializing in financial services. Mr. Lebedin holds a B.S. in accounting from Syracuse University, and he earned his CPA license in 1982. Mr. Lebedin was appointed a director based on his extensive banking and business experience.

Amit Mital has served as a member of the Board since December 2023. Mr. Mital has over two decades of experience in the tech field and currently serves as CEO and founder of Kernel Labs, which focuses on machine learning, virtual reality and cybersecurity, a position he also held from 2018 to 2021. From 2021 to 2022, Mr. Mital was on the National Security Council (NSC) as the senior director for cybersecurity strategy and policy and also served in the White House as a special assistant to the President. Before Kernel Labs, Mr. Mital was chief technology officer at Symantec Corporation, where he oversaw technology strategy for the cybersecurity company from 2013-2015. While at Kernel Labs, Mr. Mital was also co-founder and chairman of the blockchain-based distributed identification platform Trusted Key, which was later acquired by Workday. Mr. Mital’s longest-tenured job came at Microsoft, where he worked as a corporate vice president for 20 years, and as a general manager concurrently for seven years. Mr. Mital holds a Master of Science degree in Engineering from Dartmouth College. Mr. Mital was appointed a director based on his executive leadership experience in the technology industry and his senior leadership experience in United States Government, as well as being a cybersecurity industry veteran.

Term of Office

Our directors currently have terms which will end at our next annual meeting of stockholders or until their respective successors are duly elected and qualified, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board.

Family Relationship

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE

Our Board’s Role in Risk Oversight

Our Board oversees that the assets of our company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing our company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve our objectives.

While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration; however, much of the work is delegated to committees, which will meet regularly and report back to the full Board. The audit committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, the compensation committee evaluates the risks and rewards associated with our compensation philosophy and programs, and the nominating and corporate governance committee evaluates risks associated with management decisions and strategic direction.

Attendance at Annual Meetings of Stockholders

We expect that all of our Board members will attend our annual meetings of stockholders in the absence of a showing of good cause for failure to do so.

Board Meetings and Committees

During our last fiscal year, each of our directors attended at least 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of the committees on which the director served.

Independent Directors

Nasdaq rules generally require that a majority of an issuer’s board of directors must consist of independent directors. Our Board currently consists of five (5) directors, three (3) of whom, namely Amit Mital, Peeyush Ranjan and Louis Lebedin, are independent within the meaning of the Nasdaq listing standards and applicable SEC rules.

Controlled Company Exemption

Victor Huang, our c-founder and Chief Executive Officer, and Derek Xu, our co-founder and Chief Operating Officer, beneficially own (including shares underlying warrants, stock options and SARs) approximately 54.9% of the combined voting power for the election of directors to the Board, and, as a result, the Company is considered a “controlled company” for the purposes of Nasdaq listing rules. For so long as the Company remains as a controlled company under that definition, it is permitted to elect to rely on certain exemptions from certain corporate governance requirements, including that a majority of the Company consist of “independent directors,” as defined under Nasdaq listing rules. In addition, the Company is not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with written charters addressing the committees’ purposes and responsibilities and an annual performance evaluation of these committees.

If at any time the Company ceases to be a “controlled company” under Nasdaq listing rules, the Board intends to take any action that may be necessary to comply with Nasdaq listing rules, subject to a permitted “phase-in” period.

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Committees of the Board of Directors

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each comprised only of members who meet the independence requirements of the Exchange Act and Nasdaq rules and each with its own charter approved by the Board. Each committee’s charter is available on our website at www.airship.ai. In addition, our Board may, from time to time, designate one or more additional committees, which shall have the duties and powers granted to it by our Board.

Audit Committee

Amit Mital, Peeyush Ranjan and Louis Lebedin serve on our audit committee, with Mr. Mital serving as the chairperson. Our Board has determined that Mr. Lebedin qualifies as an “audit committee financial expert” as defined by applicable SEC rules.

The audit committee oversees our accounting and financial reporting processes and the audits of our financial statements. The audit committee is generally responsible for, among other things:

•	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

•	reviewing with the independent auditors any audit problems or difficulties and management’s response;

•	discussing the annual audited financial statements with management and the independent auditors;

•	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

•	reviewing and approving all proposed related party transactions as defined by applicable law or Nasdaq listing requirements;

•	meeting separately and periodically with management and the independent auditors; and

•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee

Peeyush Ranjan and Amit Mital serve on our compensation committee, with Mr. Ranjan serving as the chairperson. The members of the compensation committee are also “non-employee directors” within the meaning of Section 16 of the Exchange Act.

The compensation committee is generally responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices. The compensation committee is generally responsible for, among other things:

•	reviewing and approving the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluating the chief executive officer’s performance, and determining and approving the chief executive officer’s compensation level based on this evaluation;

•	reviewing and approving the compensation of all other executive officers;

•	reviewing, approving and recommending incentive compensation plans and equity-based plans to the Board and stockholders of the Company for approval, and administering the Company’s incentive compensation plans, equity-based plans and the clawback policy;

•	reviewing, approving and recommending employment agreements and severance arrangements or plans to the Board for approval;

•	reviewing all director compensation and benefits for service on the Board and Board committees, and recommending any changes to the Board as necessary; and

•	overseeing, in conjunction with the nominating and corporate governance committee, engagement with stockholders and proxy advisory firms on executive compensation matters.

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Nominating and Corporate Governance Committee

Peeyush Ranjan and Amit Mital serve on our nominating and corporate governance committee, with Mr. Ranjan serving as the chairperson.

 The nominating and corporate governance committee is generally responsible for identifying and proposing new potential director nominees to the Board for consideration and for reviewing our corporate governance policies. The nominating and corporate governance committee is generally responsible for, among other things:

•	determining the qualifications, qualities, skills, and other expertise required to be a director, and developing and recommending to the Board the criteria to be considered in selecting director nominees for the Board’s approval;

•	identifying and screening individuals qualified to become members of the Board, and considering any director candidates recommended by the Company’s stockholders;

•	selecting and approving the director nominees to be submitted to a stockholder vote at the stockholders’ annual meeting, subject to approval by the Board;

•	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing these principles and recommending any changes to the Board;

•	overseeing the Company’s corporate governance practices and procedures, including identifying best practices, and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

•	reviewing the Board’s committee structure and composition and to make recommendations to the Board annually regarding the appointment of directors to serve as members of each committee and committee chairpersons;

•	if a vacancy on the Board and/or any Board committee occurs, identifying and making recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board;

•	developing and overseeing a Company orientation program for new directors and a continuing education program for current directors, periodically reviewing these programs and updating them as necessary;

•	reviewing and discussing with management disclosure of the Company’s corporate governance practices;

•	developing and recommending to the Board for approval an officer succession plan, to review such succession plan periodically with the chief executive officer, developing and evaluating potential candidates for executive positions, and recommending to the Board any changes to and any candidates for succession under the succession plan.

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our Bylaws. Such notice must be received in writing to our Company not later than the close of business ninety (90) days nor earlier than the close of business one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, such writing shall be received by the Secretary of the Corporation not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company. In addition, a stockholder furnishing such notice must be a holder of record on both the date of delivering such notice and at the time of the meeting and is entitled to vote at such meeting.

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Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

A copy of the code of ethics is available on our website as www.airship.ai. We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure as well as by SEC filings, as permitted or required by applicable SEC rules.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee was at any time one of the Company’s officers or employees. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity, one of whose executive officers served as a member of our board of directors or compensation committee.

Communication with Our Board of Directors

Our stockholders and other interested parties may communicate with our Board by sending written communication in an envelope addressed to “Board of Directors” in care of the Secretary, 8210 154th Ave NE, Redmond, WA 98052.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, as of December 31, 2023 our executive officers, directors and 10% holders complied with all filing requirements.

Insider Trading Policy; Anti-Hedging and Anti-Pledging

In 2023, we adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that includes restrictions and limitations on the ability of the Company’s directors, officers and other employees to engage in transactions involving the hedging and pledging of Company stock. Under the policy, hedging or monetization transactions, such as collars, forward sale contracts, equity swaps, puts, calls, collars, forwards and other derivative instruments, which allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own Company stock without the full risks and rewards of ownership, are prohibited. In addition, the policy addresses the practices of holding Company stock in a margin account, under which the securities may be sold by the broker without the customer’s consent if the customer fails to meet a margin call, and of pledging Company stock as collateral for a loan, in which event the securities may be sold in foreclosure if the borrower defaults on the loan. Securities held in a margin account or pledged as collateral may not exceed 25% of the total number of shares owned by the employee or director.

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EXECUTIVE COMPENSATION

On December 21, 2023, Airship AI, Inc., a Washington corporation (“Airship”), completed a business combination (the “Merger”) with BYTE Acquisition Corp. (“BYTS”). Effective December 21, 2023, Airship merged with and into a subsidiary of BYTS, with Airship as the surviving corporation. Airship became a wholly-owned subsidiary of the Company. In connection with the Merger, BYTS changes its name to “Airship AI Holdings, Inc.”

Unless the context requires otherwise, references to “Airship AI,” “we,” “us,” “our” and “the Company” in this section are to the business and operations of Airship prior to the Merger and the business and operations of the Company as directly or indirectly affected by Airship by virtue of the Company’s ownership of the business of Airship following the Merger.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer and our next two other most highly compensated executive officers who earned more than $100,000 and were serving as executive officers as of December 31, 2023 or 2022 (our “named executive officers”) for services rendered in all capacities during the fiscal years ended December 31, 2023 and 2022, respectively.

Summary Compensation Table – Years Ended December 31, 2023 and 2022

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and 2022:

(1)	These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

(2)	Mr. Allen was paid a discretionary annual bonus of $42,178 during the year ended December 31, 2022. See “Outstanding Equity Awards as of the Year Ended December 31, 2022” for a discussion of option award compensation.

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Outstanding Equity Awards as of the Years Ended December 31, 2023 and 2022

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023 and 2022. The number of shares subject to Airship AI options outstanding at the effective time of the Merger, and the exercise price of such Airship AI options, have been adjusted to reflect the Merger.

(1)	On January 16, 2018, Mr. Huang received a stock option grant to purchase 1,758,105 shares of common stock, with an exercise price of $0.12 per share. As of December 31, 2023, 1,758,105 shares were vested. These shares were valued at $0.11 per share, or $190,000, as of the date of grant. On January 16, 2018, Mr. Huang received 1,758,105 stock appreciation rights for past service. The stock appreciation rights each has a base value of $0.12 per share.

(2)	On January 16, 2022, Mr. Allen received a stock option grant to purchase 935,058 shares of common stock, with an exercise price of $0.57 per share. Of these options, 467,528 vested immediately, 233,765 vested on December 31, 2022 and 233,765 vested on December 31, 2023. These options were valued at grant date Black-Scholes value of $1.35 per share, or $1,270,078.

Executive Compensation Arrangements

Other than the annual compensation, bonus and equity incentive awards described above and below, the Company has no other executive compensation, change in control or similar agreements or arrangements.

On March 1, 2024, the Company entered into an employment agreement with Mark E. Scott, the Company’s Chief Financial Officer, which provides for a base salary of $250,000 annually. Mr. Scott is also eligible to participate in annual performance-based bonus programs established by the Board or Compensation Committee, subject to the achievement of applicable performance criteria established by the Board or Compensation Committee, which shall be determined in good faith by the Board or Compensation Committee. Mr. Scott was also granted options to purchase up to twenty-five thousand (25,000) shares of common stock with an exercise price equal to $1.49, which options vested in full on the date of issuance.

2022 Combined Incentive and Non-Qualified Stock Option Plan

Related to the Share Exchange Agreement with Supersimple AI, Inc., on February 17, 2022, our board of directors approved the 2022 Combined Incentive and Non-Qualified Stock Option Plan (the “2022 Plan”) to issue options to acquire a maximum of 3,000,000 common stock shares. Effective upon the closing of the Merger, the 2022 Plan will no longer be available for use for the grant of future awards. The 2022 Plan will continue to govern the terms of awards that have been granted under the 2022 Plan before, and that are still outstanding following, the Merger.

The 2022 Plan provides for the grant of stock options, including options that are intended to qualify as “incentive stock options” under Section 422 of the Code, as well as non-qualified stock options. Each award is set forth in a separate agreement with the person who received the award which indicates the type, terms and conditions of the award.

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Certain Transactions

If as a result of any reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar change in our capital stock, the outstanding shares of common stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding shares are converted into or exchanged for other securities of the Company. Or any successor entity, the administrator shall make an appropriate and proportionate adjustment in (i) the maximum number of shares reserved for issuance under the 2022 Plan, (ii) the number and kind of shares or other securities subject to any then outstanding awards under the 2022 Plan, (iii) the repurchase price, if any, per share subject to each outstanding award, and (iv) the exercise price for each share subject to any then outstanding options under the 2022 Plan.

Amendment and Termination

Our board of directors may terminate or amend the 2022 Plan at any time, but no such action shall adversely affect rights under any outstanding award without the holder’s consent. However, we must generally obtain stockholder approval for any such amendments to the extent required by applicable law. The administrator may exercise its discretion to reduce the exercise price of outstanding stock options to the then current fair market value if the fair market value of the common stock covered by such option has declined since the date the option was granted, without the approval of the Company’s stockholders.

Upon consummation of the Merger, each outstanding option under the 2022 Plan that was outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) converted into (i) an option (each, a “Converted Stock Option”), on substantially the same terms and conditions as are in effect with respect to such award immediately prior to the Effective Time, to purchase the number of shares of common stock, determined by multiplying the number of shares of Airship AI common stock subject to such award as of immediately prior to the Effective Time by the Merger conversion ratio, at an exercise price per share of common stock equal to (A) the exercise price per share of common stock of such award divided by (B) the Merger conversion ratio, and (ii) the right to receive a number of earnout shares in accordance with, and subject to, the contingencies set forth in the Merger Agreement.

Stock Appreciation Rights Plan

Related to the Share Exchange Agreement with Supersimple AI, Inc., on February 17, 2022, our board of directors approved the 2022 Stock Appreciation Rights Plan (the “SAR Plan”) to issue a maximum of 1,500,000, which was later adjusted to 2,637,150 stock appreciation rights (“SAR”) after the Merger.

As of December 31, 2023, after adjusting for the Merger, there were 1,758,105 SARs outstanding with a base value of $0.12 and January 2028 expiration.

Payment of Appreciation Amount

The appreciation distribution in respect to a SAR may be paid in cash, in common stock of the Company, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the stock appreciation rights agreement evidencing such SAR.

Amendment and Termination

Our board of directors may terminate or amend the SAR Plan at any time, but no such action shall adversely affect rights under any outstanding award without the holder’s consent.

Upon consummation of the Merger, each SAR granted under the SAR Plan that was outstanding immediately prior to the Effective Time converted into a stock appreciation right denominated in shares of common stock (each, a “Converted SAR”). Each Converted SAR will continue to have and be subject to substantially the same terms and conditions as were applicable to such SAR immediately prior to the Effective Time, except that (i) each Converted SAR will cover that number of shares of common stock equal to (A) the product of (1) the number of shares of Airship AI common stock subject to such SAR immediately prior to the Effective Time and (2) the Merger conversion ratio and (B) a number of earnout shares in accordance with, and subject to, the contingencies set forth in the Merger Agreement, and (ii) the per share base value for each share of common stock covered by the Converted SAR will be equal to the quotient obtained by dividing (A) the base value per share of common stock of such SAR immediately prior to the Effective Time by (B) the Merger conversion ratio.

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2023 Equity Incentive Plan

In connection with the consummation of the Merger, the Company has adopted the Airship AI Holdings, Inc. 2023 Equity Incentive Plan (the “Equity Incentive Plan”), which plan was approved by stockholders at the extraordinary general meeting. This section summarizes certain principal features of the Equity Incentive Plan.

The Equity Incentive Plan is a comprehensive incentive compensation plan under which the Company can grant equity-based and other incentive awards to its officers, employees, directors, consultants and advisers. The purpose of the Equity Incentive Plan is to help the Company attract, motivate and retain such persons with awards under the Equity Incentive Plan and thereby enhance shareholder value.

Administration. The Equity Incentive Plan is administered by the compensation committee of the Board, which consists of three members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “independent” for purposes of any applicable listing requirements. If a member of the compensation committee is eligible to receive an award under the Equity Incentive Plan, such compensation committee member shall have no authority under the plan with respect to his or her own award. Among other things, the compensation committee has complete discretion, subject to the express limits of the Equity Incentive Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the Equity Incentive Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the Equity Incentive Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A, unless such award is structured to be exempt from or comply with all requirements of Code Section 409A.

Grant of Awards; Shares Available for Awards. The Equity Incentive Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. The aggregate number of shares of common stock initially reserved and available for grant and issuance under the Equity Incentive Plan is 4,000,000. Such aggregate number of shares of stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, in an amount equal to 2.0% of the total number of shares of common stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares of common stock. No more than 4,000,000 shares of common stock in the aggregate may be issued under the Equity Incentive Plan in connection with incentive stock options. Shares shall be deemed to have been issued under the Equity Incentive Plan solely to the extent actually issued and delivered pursuant to an award. If any award granted under the Equity Incentive Plan expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the Equity Incentive Plan, other than any shares tendered or withheld in order to exercise or satisfy withholding obligation in respect of any award. The Equity Incentive Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board.

It is expected that all of our employees, consultants, advisors and service providers and all of our non-executive officer directors will be eligible to participate in the Equity Incentive Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the Equity Incentive Plan as well. The number of stock options and/or shares of restricted stock to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or shares of restricted stock is dependent upon various factors such as hiring requirements and job performance.

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Non-Employee Director Compensation Limit. The Equity Incentive Plan provides for a limit on non-employee director compensation. The maximum number of shares of stock that may be subject to an award granted under the Equity Incentive Plan during any single fiscal year to any non-employee director, when taken together with any cash fees paid to such non-employee director during such year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the board), shall not exceed $250,000 in total value (calculating the value of any such award based on the fair market value on the date of grant of such award for financial reporting purposes).

Stock Options. The Equity Incentive Plan provides for the grant of either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under Section 422 of the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the compensation committee may determine, which shall be specified in the option agreement; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as an NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. The compensation committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a share on the date of grant), the number of shares subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the compensation committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. SARs may be granted in tandem with, or independently of, stock options granted under the Equity Incentive Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values. The compensation committee shall set forth in the applicable award agreement the performance goals and objectives and the period of time to which such goals and objectives shall apply. If such goals and objectives are achieved, such distribution of shares, or payment in cash, as the case may be, shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the company’s fiscal year to which such performance goals and objectives relate, unless otherwise structured to comply with Code Section 409A.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award (but not an option or SAR award) under the Equity Incentive Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award. The compensation committee shall set forth in the applicable distribution equivalent rights award agreement the terms and conditions, if any, including whether the holder is to receive credits currently in cash, is to have such credits reinvested (at fair market value determined as of the date of reinvestment) in additional shares of common stock, or is to be entitled to choose among such alternatives.

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Restricted Stock Awards. A restricted stock award is a grant or sale of common stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the compensation committee or the board of directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such instalments or otherwise, as the compensation committee or the board of directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the compensation committee or the board of directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of shares or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder. The compensation committee shall set forth in the applicable restricted stock unit award agreement the individual service-based vesting requirements which the holder would be required to satisfy before the holder would become entitled to payment and the number of units awarded to the holder. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of a share of common stock, or one share of common stock, as determined in the sole discretion of the compensation committee and as set forth in the restricted stock unit award agreement, for each restricted stock unit subject to such restricted stock unit award, if and to the extent the holder satisfies the applicable vesting requirements. Such payment or distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the restricted stock unit first becomes vested, unless otherwise structured to comply with Code Section 409A. A restricted stock unit shall not constitute an equity interest in the company and shall not entitle the holder to voting rights, dividends or any other rights associated with ownership of shares prior to the time the holder shall receive a distribution of shares.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of common stock to the employees, non-employee directors or non-employee consultants that are not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the company or an affiliate or for other valid consideration.

Adjustment to Shares. Subject to any required action by shareholders of the company, the number of shares of common stock covered by each outstanding award shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the company.

Change-in-Control Provisions. The compensation committee may, in its sole discretion, at the time an award is granted or at any time prior to, coincident with or after the time of a change in control, cause any award either (i) to be cancelled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of common stock in the change in control over the per share exercise, base or purchase price of such award, which may be paid immediately or over the vesting schedule of the award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such change in control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an award so that any award to a holder whose employment has been terminated as a result of a change in control may be vested, exercised, paid or distributed in full on or before a date fixed by the compensation committee; (iv) to be purchased from a holder whose employment has been terminated as a result of a change of control, upon the holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such award been currently exercisable or payable; or (v) terminate any then outstanding award or make any other adjustment to the awards then outstanding as the compensation committee deems necessary or appropriate to reflect such transaction or change. The number of shares subject to any award shall be rounded to the nearest whole number.

Transferability. No award may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a holder except by will or by the laws of descent and distribution, or by gift to any immediate family member of the holder, subject to compliance with applicable laws.

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Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the Equity Incentive Plan, and amend, suspend or terminate the Equity Incentive Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the Equity Incentive Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. In addition, no amendment that results (directly or indirectly) in the reduction of the exercise price of an option or SAR or that otherwise requires shareholder approval under applicable law will be made without shareholder approval.

Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

We maintain a 401(k) plan and/or other health and welfare benefit plans in which our named executive officers are eligible to participate.

Potential Payments upon Termination or Change in Control

As of December 31, 2023, other than the annual compensation, bonus and equity incentive awards described above and below, the Company has no other executive compensation, change in control or similar agreements or arrangements.

Compensation of Directors

We primarily use monthly fees and stock option grants to attract and retain qualified candidates to serve on the Board. This compensation reflected the financial condition of the Company. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by our members of the Board. During the year ended December 31, 2023, Victor Huang and Derek Xu did not receive any compensation for their services as directors. The compensation disclosed in the “Summary Compensation Table” above represents the total compensation for Mr. Huang and Mr. Xu.

Our independent non-employee directors are compensated in cash and stock option grants. There is no formal stock compensation plan for independent non-employee directors. Our non-employee directors received the following compensation during the year ended December 31, 2023:

(1)	These amounts reflect the grant date market value as required by Regulation S-K Item 402(r)(2), computed in accordance with FASB ASC Topic 718.

(2)	Fees earned were monthly payments of $5,000 paid to Peeyush Ranjan. Mr. Ranjan was appointed to the Board of Directors on November 1, 2021.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2024 for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Percentage of beneficial ownership of common stock is based on 26,954,871 shares of common stock outstanding as of September 30, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to, or the power to receive the economic benefit of ownership of, the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that the person has the right to acquire within 60 days of September 30, 2024 are included, including through the exercise of any option or other right or the conversion of any other security. However, these shares are not included in the computation of the percentage ownership of any other person. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our shares beneficially owned by them.

 _____________

* Less than 1%

(1)	Unless otherwise noted, the business address of each of the directors and executive officers of is c/o Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052.

(2)

Includes (i) shares owned by Airship Kirkland Family LP, over which Mr. Huang has voting and dispositive power, (ii) 1,564,951 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock, (iii) 1,764,355 shares of common stock subject to options exercisable within 60 days, and (iv) 1,758,105 shares of common stock subject to stock appreciation rights. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(3)

Includes (i) shares owned by Airship Redmond Family LP, over which Mr. Xu has voting and dispositive power, (ii) 1,344,951 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock exercisable within 60 days and (iii) 6,250 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(4)

Includes 844,434 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(5)

Includes 742,386 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(6)

Includes 119,154 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(7)

Includes 98,892 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(8)	Includes 25,000 shares of common stock subject to options exercisable within 60 days.

(9)

Includes 63,457 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement.

(10)

Includes (i) 1,764,355 shares of common stock subject to options exercisable within 60 days, and (ii) 1,758,105 shares of common stock subject to stock appreciation rights. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement. Victor Huang has voting and dispositive power over the shares owned by Airship Kirkland Family LP.

(11)

Includes 6,250 shares of common stock subject to options exercisable within 60 days. Excludes the right to receive a number of earnout shares, in accordance with and subject to the contingencies set forth in the Merger Agreement. Derek Xu has voting and dispositive power over the shares owned by Airship Redmond Family LP.

(12)

Includes (i) 2,882,883 shares of common stock and (ii) 2,882,883 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock, owned by Armistice Master Capital Fund LLC (“Master Fund”), over which Steven Boyd, as managing member of Armistice Capital, LLC, the investment manager of Master Fund, has voting and dispositive power.

21

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

BYTE Acquisition Corp.

Founder Shares

On January 22, 2021, Byte Holdings LP, a Cayman Islands exempted limited partnership and the sponsor of BYTS (the “Sponsor”) paid an aggregate of $25,000 to cover certain offering costs of BYTS in consideration for 8,625,000 of BYTS Class B ordinary shares (the “Founder Shares”). The Founder Shares included an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the number of Founder Shares would collectively represent 20% of BYTS’ issued and outstanding shares upon the completion of the BYTS’ initial public offering (excluding the private placement shares). On April 7, 2021, the underwriter exercised its over-allotment option in part, and 532,687 Founder Shares were subsequently forfeited by the Sponsor. Effective as of March 27, 2023, pursuant to the terms of BYTS’ Cayman constitutional documents, the Sponsor elected to convert each outstanding Class B ordinary share held by it on a one-for-one basis into Class A ordinary shares of BYTS, with immediate effect. On June 26, 2023, BYTS issued one Class B ordinary share in connection with the domestication of BYTS as a Delaware corporation (the “Domestication”).

At the time of BYTS’ IPO, the Sponsor agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Merger; and (B) subsequent to a Merger, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after a Merger, or (y) the date on which BYTS completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of BYTS’ shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

In connection with the Merger, the Sponsor has entered into the Parent Support Agreement, dated as of June 27, 2023, with BYTS and Airship AI. Pursuant to the Parent Support Agreement, the Sponsor forfeited 1,000,000 Founder Shares held by it and made the share contribution to secure non-redemption agreements and/or PIPE Financing. The Parent Support Agreement also provided that 4,492,313 Founder Shares will be subject to a lock-up for a period of 180 days following the closing of the Merger.

Related Party Loans

On July 26, 2023, the Sponsor advanced $70,560 to BYTS, on September 8, 2023, the Sponsor advanced an additional $70,000 to BYTS, on November 1, 2023, BYTS received an additional advance from a related party of $224,500 and on November 2, 2023, the Sponsor advanced $25,159 to BYTS, for an aggregate $390,219 advanced to BYTS. These advances were repaid to the Sponsor at the time of closing of the Merger.

Administrative Services Agreement

BYTS entered into an agreement that provided that, commencing on effective date of the BYTS’ initial public offering, BYTS agreed to pay the Sponsor $10,000 per month for office space, utilities, secretarial and administrative support services. During the three months ended December 31, 2023 and the year ended December 31, 2022, BYTS incurred $30,000 and $90,000, respectively, of such fees. On November 30, 2022, BYTS assigned the Administrative Services Agreement, previously entered into by and between BYTS and the Sponsor to Sagara Group, LLC, which is a company controlled by Mr. Gloor. In connection with the Merger, the Company agreed to extend the term of the Administrative Services Agreement for an additional three months following the closing of the Merger.

Non-Redemption Agreements

On August 1, 2023, BYTS entered into a Non-Redemption Agreement with the Sponsor pursuant to which the Sponsor agreed to acquire from shareholders of BYTS $6 million in aggregate value of public shares, either in the open market or through privately negotiated transactions, at a price no higher than the redemption price per share payable to public shareholders who exercise redemption rights with respect to their public shares, prior to the closing date of the Merger, to waive its redemption rights and hold the public shares through the closing date of the Merger, and to abstain from voting and not vote the public shares in favor of or against the Merger. As consideration for the Non-Redemption Agreement, BYTS agreed to pay the Sponsor $0.033 per public share per month, which will begin accruing on the date that is three days after the date of the Non-Redemption Agreement and terminate on the earlier of the closing date of the Merger, the termination of the Merger Agreement, or the Outside Closing Date (as defined in the Merger Agreement). Additionally, on August 1, 2023, BYTS entered into a Non-Redemption Agreement with a shareholder holding public shares, pursuant to which such shareholder agreed not to redeem $1 million in aggregate value of public shares held by it on the date of the Non-Redemption Agreement in connection with the Merger. Such shareholder is an investor in our Sponsor and, other than indirectly through its interest in our Sponsor, such shareholder did not receive any separate consideration for such waiver.

22

Airship AI Holdings, Inc.

Advances to Founders and Transfer of Zeppelin Worldwide LLC and Zeppelin Taiwan, Ltd. Interests

In 2020, Victor Huang and Derek Xu, the founders, officers and directors of Airship AI (“Airship AI Founders”), borrowed $3,000,000 (“shareholder advances”) from Airship AI. As of December 31, 2022 and 2021, Airship AI was owed $1,100,000 by the Airship AI Founders. Due to the lack of certainty over the payment of interest, Airship AI will record when received. Due to the uncertainty of the timing of payment, the advances will be treated as a long-term asset. The shareholder advances bear interest at 5% and during 2022 and 2021 no interest was paid. Mr. Huang and Mr. Xu owned all the membership units of Zeppelin Worldwide, LLC and its subsidiary, Zeppelin Taiwan, Ltd. (together, “Zeppelin”).

During the years ended December 31, 2022 and 2021, Zeppelin received from Airship AI an additional $1,095,000 and $590,000, respectively, in cash advances to fund operations which commenced in 2021. These advances between the companies are eliminated in the consolidated balance sheet.

When Zeppelin started, their intent was to explore the technology in-development and determine value for external customers by providing cloud based back-end products. After a period of time for Zeppelin’s development it became apparent these efforts would be of value and accretive to Airship AI. In 2022, Airship AI began utilizing Zeppelin’s research and development personnel to develop Airship AI’s products.

On February 28, 2023, the Airship AI Founders transferred their interests in Zeppelin to Airship AI for the $1,100,000 owed by the Airship AI Founders.

Vehicle and Condominium

On March 30, 2021, Airship AI sold a vehicle to an Airship AI Founder for a promissory note in the amount of $80,000. The note had a simple interest rate of 4%, compounded annually, computed daily based on a 360-day year with principal and interest due in March 2023. Interest payments were due annually. The promissory note plus interest in the amount of $84,844 was repaid during the year ended December 31, 2022.

On May 5, 2021, Airship AI sold a condominium in Juanita Beach, Washington, to an Airship AI Founder for a secured promissory note in the amount of $750,000. The note had interest of 4% per annum, computed on the diminishing principal balance. Interest commenced on the closing with the first payment due on the first of each month after closing. The note was to be paid in full on or before 24 months from the date of the note. Interest payments were due annually. The promissory note plus interest in the amount of $794,917 was repaid during the year ended December 31, 2022.

Founder Advances

During the year ended December 31, 2022, Mr. Huang and Mr. Xu advanced Airship AI $1,900,000 and were repaid $1,300,000, with $600,000 recorded as advances from founders as of December 31, 2022. In the year ended December 31, 2023, Mr. Huang and Mr. Xu advanced Airship AI a total of $1,350,000 and were repaid a total of $200,000, with $1,750,000 recorded as advances from founders as of December 31, 2023. During 2024, Mr. Huang and Mr. Xu advanced Airship AI $2,100,000 and was repaid $2,100,000, with $1,750,000 recorded as advances from founders as of September 30, 2024. The outstanding advances as of September 30, 2024 are non-interest bearing and the Company expects to pay the balance off within a one year period.

23

Master Loan Agreement with Victor Huang

On September 27, 2024, we entered into a Master Loan Agreement with Mr. Huang, whereby he may provide funding of up to $1,500,000 under certain terms and conditions. The agreement provides for interest of 6%. We issued a five year vested warrant for 220,000 shares of our common stock at $2.36 per share. We agreed to pay interest for 2024 advances of $11,913.

Warrants to Purchase Common Stock

On May 8, 2023, Airship AI issued warrants to purchase 1,344,951 shares of common stock to each of Victor Huang and Derek Xu. The warrants were valued at $2,136,115 based on the exercise price of $1.77, the fair market stock price of $1.89, a five year term, a volatility of 39.4% and interest of 3.41%. The warrants were recorded as stock-based compensation expense and as additional paid in capital. All warrants are fully vested as they were issued for services performed.

Issuance of Bankruptcy Plan Shares

On December 13, 2023, BYTS formed a wholly-owned subsidiary in Nevada, BYTS NV Merger Sub, Inc. (“NV Merger Sub”), for the purpose of acquiring SILLC (E) Acquisition Corp., a Nevada corporation (“SILLC”), an entity subject to a bankruptcy proceeding that has no assets, no equity owners and no liabilities, except for claims of approximately 400 holders of allowed unsecured claims and a holder of allowed administrative expenses (collectively, the “Claim Holders”). On December 15, 2023, BYTS entered into an Agreement and Plan of Merger (the “SILLC Merger Agreement”) by and among BYTS, NV Merger Sub, SILLC, and the other parties thereto.

On December 21, 2023, immediately following the consummation of the Domestication and prior to the consummation of the Merger, and as contemplated by the SILLC Merger Agreement, NV Merger Sub merged (the “SILLC Merger”) with and into SILLC, with SILLC surviving the SILLC Merger as a wholly-owned subsidiary of BYTS. SILLC became the successor and “Post Confirmation Debtor” pursuant to the bankruptcy plan. As a result of the SILLC Merger, and in accordance with the bankruptcy plan, the Company issued an aggregate of 150,000 shares of common stock (the “Plan Shares”) to the Claim Holders as full settlement and satisfaction of their respective claims, pursuant to Section 1145 of the U.S. Bankruptcy Code. The Sponsor forfeited an equal number of shares of common stock.

The issuance of the Plan Shares by the Company was exempt from the registration requirements of the Securities Act. The Plan Shares will not be subject to any lock-up or other transfer restriction.

Amended and Restated Registration Rights Agreement

On December 21, 2023, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, Victor Huang and Derek Xu (collectively, the “Holders”), pursuant to which the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of common stock and warrants that are held by the Holders from time to time. The Registration Rights Agreement amended and restated the registration rights agreement that was entered into by BYTS, the Sponsor and the other parties thereto in connection with BYTS’ initial public offering. The Registration Rights Agreement will terminate on the earlier of (a) the five year anniversary of the date of the Registration Rights Agreement or (b) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities (as defined therein).

Indemnification

The Company’s charter and bylaws provide that the Company will indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, the Company has entered into indemnification agreements with its directors and executive officers.

24

Policies and Procedures for Related Persons Transactions

Pursuant to its Audit Committee charter, the Audit Committee will have the responsibility to review related party transactions. A “related person transaction” is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000 (or, for so long as we remain a “smaller reporting company” the lesser of (i) $120,000 and (ii) 1% of our average total assets of the two completed fiscal years), and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or directors;

•	any person who is known by the post-combination company to be the beneficial owner of more than 5% of the Company voting stock;

•	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of the Company’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of the Company’s voting stock; and

•	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

Director Independence

Nasdaq listing standards require that a majority of the Company’s board of directors be independent. For a description of the director independence, see “Directors and Executive Officers” for additional information.

25

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Currently, the Board consists of five directors. If elected, each of the director nominees will serve on the Board until the 2025 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the five (5) nominees should become unable to serve upon his election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the five nominees for election named below will be unable to serve. The Company’s Bylaws provide that the size of the Board shall be determined from time to time by resolution of the Board, and that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board.

The Board has nominated the persons set forth in the table below as nominees for election as members of our Board at the 2024 Annual Meeting for a period of one year or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. Each of the nominees is currently a director of the Company and have consented to serve if elected.

The nominees for Director are:

Name	Age
Victor Huang	55
Derek Xu	67
Peeyush Ranjan	50
Louis Lebedin	66
Amit Mital	55

The section titled “Directors and Executive Officers” of this Proxy Statement contains information about the experience and qualifications that caused the nominating and corporate governance committee and the Board to determine that these nominees should serve as directors of the Company.

We believe that each director nominee possesses attributes that qualify him to serve as a member of our Board, as set forth in their biographies in the section titled “Directors and Executive Officers” of this Proxy Statement. Each has extensive experience in the technology industry, including, but not limited to, developing technology companies, strategic partnership relationships, cybersecurity strategies, finance and general business skills in the technology industry.

If, for any reason, any director nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominees with the largest number of votes are elected, up to the maximum number of directors to be chosen (in this case, five directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of the director. Abstentions and broker non-votes also will not have any effect on the outcome of the election of the director.

Board Recommendation

Your Board Recommends That Stockholders Vote FOR All Five Nominees Listed Above

26

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected BPM LLP (“BPM”), an independent registered public accounting firm, to audit the books and financial records of the Company for the fiscal year ending December 31, 2024. The Company is asking its stockholders to ratify the appointment of BPM as it’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

A representative of BPM is expected to attend the 2024 Annual Meeting and be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BPM by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

RATIFICATION OF THE SELECTION OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2024.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended December 31, 2023, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM to perform an annual audit of our financial statements for the fiscal years ended December 31, 2023 and 2022. The following is the breakdown of aggregate fees for the last two fiscal years. Another tax firm prepares our tax returns.

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Audit fees	$280,325	$174,410
Tax fees	-	-
All other fees	95,500	-

	$375,825	$174,410

“Audit Fees” are fees paid for professional services for the audit and quarterly reviews of our financial statements.

“Tax Fees” are fees primarily for tax compliance in connection with filing U.S. income tax returns.

“All other fees” related to the reviews of Registration Statements on Form S-1 and S-4.

27

Vote Required

This proposal requires the affirmative vote of a majority of the voting power of the shares of capital stock present or represented by proxy and entitled to vote on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have the same effect as a vote “against” Proposal 2. Broker non-votes are not expected to exist for this matter because this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

Board Recommendation

Your Board Recommends That Stockholders Vote

FOR

Ratification of the appointment of BPM LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

28

AUDIT COMMITTEE REPORT(1)

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of an independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission on April 1, 2024.

Audit Committee of the Board of Directors,

Amit Mital, Chairperson

Peeyush Ranjan

Louis Lebedin

____________________

(1)

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

29

ANNUAL REPORT TO STOCKHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is being made available to our stockholders along with this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the anniversary date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2025 Annual Meeting of Stockholders, they must have been received by us no later than July 16, 2025. Such proposals should be directed to Airship AI Holdings, Inc., 8210 154th Ave NE, Redmond, WA 98052, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

In addition, stockholders intending to present a proposal at our 2025 Annual Meeting of Stockholders must comply with the requirements and provide the information set forth in our bylaws (the “Bylaws”). Under our Bylaws, in order for a stockholder to bring business before an annual meeting of our stockholders (other than the nomination of directors), the stockholder’s notice must be timely received, which means that a proposal must be received by our Secretary at our principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the preceding year’s annual meeting. Because our 2024 Annual Meeting is scheduled for December 13, 2024, this means that such notice for the 2025 Annual Meeting must be received between August 15, 2025 and September 14, 2025. In the event that the date of the 2025 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting was first made by the Company.

In addition to satisfying the requirements noted above, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the stockholder must provide notice that provides the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the prior annual meeting of stockholders (for the 2025 annual meeting, no later than October 14, 2025). If the date of the 2025 annual meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2025 annual meeting and the 10th calendar day following the date on which public announcement of the date of the 2025 annual meeting is first made by the Company.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2024 Annual Meeting. However, should any other matters properly come before the 2024 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interests of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Airship AI Holdings, Inc., Secretary, 8210 154th Ave NE, Redmond, WA 98052, by registered, certified or express mail or by calling the Company at (877) 462-4250.

30

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

31

PROXY CARD

0

AIRSHIP AI HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 13, 2024

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoints Victor Huang and Mark Scott, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of AIRSHIP AI HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held beginning at 1:30 p.m. Pacific Time online at https://web.lumiconnect.com/209220134 (password: airship2024) on December 13, 2024, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Stockholders' Meeting and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN ITEM 1 AND " FOR" ITEM 2. This proxy when properly executed will be voted in the manner directed. If no such directions are specified, this proxy will be voted "FOR" the nominees listed in Item 1 and "FOR" Item 2 and in the discretion of the proxy holder on any other matter that may properly be brought before the Annual Meeting and any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

AIRSHIP AI HOLDINGS, INC.

DECEMBER 13, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20530000000000000000 7 121324

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Victor Huang
- ○ Derek Xu
- ○ Peeyush Ranjan
- ○ Louis Lebedin
- ○ Amit Mital

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AIRSHIP AI HOLDINGS, INC.

DECEMBER 13, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/209220134 (password: airship2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530000000000000000 7   121324

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Victor Huang
- ○ Derek Xu
- ○ Peeyush Ranjan
- ○ Louis Lebedin
- ○ Amit Mital

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.